UNITED  STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2011

GLOBAL ENERGY INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-28025	86-0951473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Menachem Begin Street, Gama Building 5th floor, Ramat Gan, Israel	52681
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 646-673-8435

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities

On March 30, 2011, Noam Elimelech Ltd., an Israeli private company owned by Mr. Yuval Ganot, completed the final closing under the Securities Purchase Agreement with the Registrant, dated September 10, 2009 and amended on December 23, 2009, by purchasing an additional 50,000,000 shares of common stock of the Registrant for a total consideration of $500,000.

We issued the securities to Noam Elimelech pursuant to an exemption from registration pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ENERGY INC.

By:	/s/ Asi Shalgi
Asi Shalgi
President and Chief Executive Officer

Date: March 31, 2011